Exhibit 99.4(a)

Consent of Director Appointee

Yintech Investment Holdings Limited (the “Company”) is filing an Amendment No. 1 to a Registration Statement on Form F-1 (Registration No. 333-210584) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of the American depositary shares. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as an appointee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Feng Li

Name: Feng Li

Date: April 19, 2016

Exhibit 99.4(b)

Consent of Director Appointee

Yintech Investment Holdings Limited (the “Company”) is filing an Amendment No. 1 to a Registration Statement on Form F-1 (Registration No. 333-210584) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of the American depositary shares. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as an appointee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Jue Yao

Name: Jue Yao

Date: April 19, 2016

Exhibit 99.4(c)

Consent of Director Appointee

Yintech Investment Holdings Limited (the “Company”) is filing an Amendment No. 1 to a Registration Statement on Form F-1 (Registration No. 333-210584) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of the American depositary shares. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as an appointee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Lijun Lin

Name: Lijun Lin

Date: April 19, 2016